The following Form of Incentive Stock Option Agreement was entered into with the following executive officers:

Name / Optionee            Date of Document        Number of         Date 1   Date 2   Annual   Vesting Amt
                           Superseded               Options

Clayton F. Moran           June 1, 1998              10,000          June 1   May 31    2,000

Charles W. Mulloy          February 1, 1998          10,000          Feb. 1   Jan. 31   2,000

Charles W. Mulloy          September 2, 1998         50,000          Sept. 2  Sept. 1  10,000







                                                                     1999-OP
                                                                            ----

                                                                     -----------
                                                                     Optionee

THIS AGREEMENT SUPERSEDES AND RENDERS NULL AND VOID A PRIOR OPTION TO PURCHASE COMMON SHARES OF VDC CORPORATION LTD. BETWEEN VDC CORPORATION LTD. AND MADE AS OF .


                            VDC COMMUNICATIONS, INC.
                            ------------------------

                    FORM OF INCENTIVE STOCK OPTION AGREEMENT
                       UNDER THE VDC COMMUNICATIONS, INC.
               1998 STOCK INCENTIVE PLAN, AS AMENDED (THE "PLAN")

         This Agreement is made as of October 1, 1999, (the "Grant Date") by and between VDC Communications, Inc., a Delaware corporation (the "Corporation") and (the Optionee").

         WHEREAS, Optionee was an employee of VDC Corporation Ltd. ("VDC Bermuda") or one of its subsidiaries and VDC Bermuda, on [DATE 1], 1998, considered it desirable and in its best interest that Optionee be given an inducement to acquire a proprietary interest in VDC Bermuda and an incentive to advance the interests of VDC Bermuda and granted the Optionee an option to purchase shares of common stock of VDC Bermuda; and

         WHEREAS, VDC Bermuda and the Optionee entered into an Option to Purchase Common Shares of VDC Corporation Ltd. dated [DATE 1], 1998 (the

"Original Option Agreement") representing an option to purchase shares of VDC Bermuda common stock (the "Original Option");

         WHEREAS, VDC Bermuda merged with and into the Corporation in November 1998 (the "Merger");

         WHEREAS, pursuant to the merger agreement documenting the Merger, the Corporation agreed to assume and continue all VDC Bermuda stock options;

         WHEREAS, the Corporation wishes to consolidate all outstanding VDC Bermuda options under the Plan;

         WHEREAS, the Board of Directors of the Corporation has repriced the per share exercise price for the shares subject to the Original Option; and

         WHEREAS, the parties wish to enter into a new agreement that reflects the new exercise price, contains certain other terms, and supersedes and renders null and void the Original Option Agreement and the Original Option.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree that as of the Grant Date, the Corporation hereby grants Optionee an option to purchase from it, upon the terms and conditions set forth in the Plan (a copy of which is attached hereto) and this Agreement, that number of shares of the authorized and unissued common stock of the Corporation (the "Common Stock") as is set forth on Schedule A hereto.

         1. Terms of Stock Option. The option to purchase Common Stock granted herein is subject to the terms, conditions, and covenants set forth in the Plan as well as the following:

                  (a) This option shall constitute an Incentive Stock Option which is intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended;

                  (b) The per share exercise price for the shares subject to this option shall be 100% of the Fair Market Value (as defined in the Plan) of the Common Stock on the Grant Date, which exercise price is set forth on Schedule A hereto;

                  (c) This option shall vest in accordance with the vesting schedule set forth on Schedule A hereto; and

                  (d) No portion of this option may be exercised more than ten (10) years from [DATE 1], 1998.

                  (e) The Optionee shall not exercise the option represented by this Agreement in whole or in part until the Corporation has filed a Registration
                           Statement on Form S-8 with the Securities and Exchange Commission for the Plan and said Registration Statement is effective.

         2. Payment of Exercise Price. The option may be exercised, in part or in whole, only by written request to the Corporation accompanied by payment of the exercise price in full either: (i) in cash for the shares with respect to which it is exercised; (ii) by delivering to the Corporation a notice of exercise with an irrevocable direction to a broker-dealer registered under the Securities Exchange Act of 1934, as amended, to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Corporation to pay the exercise price; (iii) in the discretion of the Plan Administrator, through the delivery to the Corporation of previously-owned shares of Common Stock having an aggregate Fair Market Value equal to the option exercise price of the shares being purchased pursuant to the exercise of the Option; provided, however, that shares of Common Stock delivered in payment of the option price must have been held by the Optionee for at least six (6) months in order to be utilized to pay the option price; (iv) in the discretion of the Plan Administrator, through an election to have shares of Common Stock otherwise issuable to the Optionee withheld to pay the exercise price of such Option; or (v) in the discretion of the Plan Administrator, through any combination of the payment procedures set forth in Subsections (i) - (iv) of this paragraph.

         3.       Miscellaneous.

                  (a) This Agreement and the option represented hereby may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

                  (b) This Agreement will be governed and interpreted in accordance with the laws of the State of Connecticut, and may be executed in more than one counterpart, each of which shall constitute an original document.

                  (c) No alterations, amendments, changes or additions to this agreement will be binding upon either the Corporation or Optionee unless reduced to writing and signed by both parties.

                  (d) All controversies or claims arising out of this Agreement shall be determined by binding arbitration, conducted at the Corporation's offices in Greenwich, Connecticut, or at such other location designated by the Corporation, before the American Arbitration Association.

                  (e)      No  rule  of  construction  requiring  interpretation
                           against  the  drafting   party  shall  apply  to  the
                           interpretation of this Agreement.

                  (f)      This  Agreement  supersedes and renders null and void
                           the  Original  Option   Agreement  and  the  Original
                           Option.

                  (g) The recitals to this Agreement constitute a part of this Agreement.

                  (h) If any provision of this Agreement is held to be invalid, the remaining provisions shall remain in full force and effect.

                  (i) This Agreement may be executed in multiple counterparts and by facsimile signature, each of which shall constitute an original, but all of which counterparts taken together shall constitute one and the same instrument.


         In witness whereof, the parties have executed this Agreement as of the Grant Date.

                                    CORPORATION:

                                    VDC COMMUNICATIONS, INC.


                                    By:/s/ Frederick A. Moran
                                       ----------------------
                                            Frederick A. Moran
                                            Chief Executive Officer


                                    OPTIONEE:



                                    -------------------------

                                                                        Optionee

                                   SCHEDULE A



1.  Grant Date:  October 1, 1999

2. Number of Shares of Common Stock covered by the Option:

3.  Exercise  Price  (100% of Fair  Market  Value of  Common  Stock on the Grant
    Date): $1.25

4. The Option shall vest in accordance with the following schedule:

         (i) shares shall vest on [DATE 1], 1999, provided Optionee remains continuously employed by the Corporation, or its subsidiaries, from [DATE 1], 1998 through [DATE 2], 1999;

         (ii) shares shall vest on [DATE 1], 2000, provided Optionee remains continuously employed by the Corporation, or its subsidiaries, from [DATE 1], 1998 through [DATE 2], 2000;

         (iii) shares shall vest on [DATE 1], 2001, provided Optionee remains continuously employed by the Corporation, or its subsidiaries, from [DATE 1], 1998 through [DATE 2], 2001;

         (iv) shares shall vest on [DATE 1], 2002, provided Optionee remains continuously employed by the Corporation, or its subsidiaries, from [DATE 1], 1998 through [DATE 2], 2002; and

         (v) shares shall vest on [DATE 1], 2003, provided Optionee remains continuously employed by the Corporation, or its subsidiaries, from [DATE 1], 1998 through [DATE 2], 2003.